UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/31/2009

Tesco Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28778

Alberta	76-0419312
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3993 West Sam Houston Parkway North
Suite 100
Houston, TX 77043-1211
(Address of principal executive offices, including zip code)

713-359-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 31, 2009, Nigel M. Lakey left his position as Senior Vice President of Marketing and Business Development of Tesco Corporation. Throughout his tenure with TESCO, Mr. Lakey served in many senior leadership roles which included: Interim Vice President Operations; Vice President Top Drives; Vice President CASING DRILLING(TM)/Casing Running Operations; and, Vice President Services Division.

Mr. Lakey is succeeded by Mr. Fernando Assing, who was appointed Senior Vice President, Marketing and Business Development effective May 11, 2009. Mr. Assing has 19 years of experience with international oil and gas service companies. He was most recently Operations Manager - IPM Indonesia at Schlumberger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tesco Corporation

Date: September 02, 2009	By:	/s/ James A. Lank
James A. Lank
General Counsel and Corporate Secretary